Exhibit 10(h)


                                 INTERCO INCORPORATED


                         Summary of Terms of Bonus Agreements
                         ____________________________________


                                 BONUS AGREEMENT WITH
                            THE LANE COMPANY, INCORPORATED

          A bonus plan was in effect during the calendar year ended December 31, 1993 whereby certain executives of The Lane Company, Incorporated, including K. Scott Tyler, were entitled to receive a bonus equal to a predetermined percentage of the pre-tax earnings of The Lane Company, Incorporated.


                                 BONUS AGREEMENT WITH
                              THE FLORSHEIM SHOE COMPANY


          A bonus plan was in effect during the calendar year ended December 31, 1993 whereby certain executives of The Florsheim Shoe Company, including Ronald J. Mueller, were entitled to receive a bonus based upon the percentage of attainment of Florsheim's budgeted sales and pre-tax earnings for the year and the attainment of personal objectives by the participant.


                                 BONUS AGREEMENT WITH
                                    CONVERSE INC.

          A bonus plan was in effect during the calendar year ended December 31, 1993 whereby certain executives of Converse Inc., including Gilbert Ford, were entitled to receive a bonus based upon the percentage of attainment of Converse's budgeted sales and pre-tax earnings for the year and the attainment of personal objectives by the participant.


                                    AGREEMENT WITH
                                  INTERCO EXECUTIVES

          A bonus plan was in effect during the calendar year ended
          December 31, 1993 whereby certain executives of INTERCO,
          including Richard B. Loynd and Eugene F. Smith, were entitled to receive a bonus based upon the percentage of attainment of INTERCO's budgeted sales and pre-tax earnings for the year and the attainment of personal objectives by the participant.
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                                                              Exhibit 10(h)

                                 INTERCO INCORPORATED


                            Summary of Terms of Retirement
                            ______________________________
                           Plan for Non-employee Directors
                           _______________________________


               Under INTERCO's retirement plan for non-employee directors, a director who is not an employee of INTERCO or of a subsidiary of INTERCO and who has reached age 62 or older and has served as a director for at least five years will, after termination of service as a director, receive for life a percentage of the monthly fee for directors in effect at the time of termination of service. Such percentage is 50% for five years' service and increases 10% for each additional year of service to 100% for ten or more years' service.
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